UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 5, 2011

ATHEROS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50534	77-0485570
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 Technology Drive San Jose, California	95110
(Address of principal executive offices)	(Zip Code)

(408) 773-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Material Agreement

On January 5, 2011, Atheros Communications, Inc., a Delaware corporation (“Atheros”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Atheros, QUALCOMM Incorporated, a Delaware corporation (“QUALCOMM”), and T Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of QUALCOMM (“Sub”), pursuant to which Sub will merge with and into Atheros, with Atheros continuing as the surviving corporation and a wholly owned subsidiary of QUALCOMM (the “Merger”).

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Atheros common stock, $0.0005 par value per share (“Atheros Common Stock”), issued and outstanding immediately prior to the Effective Time (other than (i) shares owned by QUALCOMM, Sub or Atheros and (ii) shares in respect of which appraisal rights have been properly exercised) will be canceled and will be automatically converted into the right to receive $45.00 in cash, without interest. In connection with the Merger, each outstanding option to purchase Atheros Common Stock will be automatically converted into an option to purchase QUALCOMM common stock, par value $0.0001 per share (“QUALCOMM Common Stock”), at a conversion ratio equal to a fraction having a numerator equal to the $45.00 and having a denominator equal to the average closing price of QUALCOMM’s common stock as reported on NASDAQ for the 20 trading days immediately preceding the Effective Time (the “Exchange Ratio”). In addition, each outstanding restricted stock unit award for Atheros Common Stock will be automatically converted into a restricted stock unit award for QUALCOMM Common Stock at a conversion rate equal to the Exchange Ratio.

Each of Atheros and QUALCOMM has made customary representations and warranties in the Merger Agreement. Completion of the Merger is subject to customary closing conditions, including, but not limited to, (i) adoption of the Merger Agreement by Atheros’ stockholders, (ii) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other regulatory approvals, (iii) the absence of any order or injunction prohibiting the consummation of the Merger and (iv) truth and correctness of each party’s representations and warranties at closing. Each party is permitted to terminate the Merger Agreement under certain circumstances as set forth in the Merger Agreement.

The Board of Directors of Atheros unanimously approved the Merger Agreement and determined that the Merger Agreement and the Merger were advisable, fair to and in the best interest of Atheros and its stockholders. Qatalyst Partners LP served as financial advisor to Atheros and rendered a fairness opinion to Atheros’ Board of Directors as to the fairness, from a financial point of view, of the consideration to be received by Atheros’ stockholders in the Merger.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and is incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Atheros or QUALCOMM. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential Disclosure Schedule provided by Atheros to QUALCOMM in connection with the signing of the Merger Agreement. This confidential Disclosure Schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Atheros and QUALCOMM rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Atheros or QUALCOMM.

Additional Information and Where to Find It

Atheros will file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the proposed merger with Sub, pursuant to which Atheros would be acquired by QUALCOMM. Investors and stockholders are urged to read the proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information regarding QUALCOMM, Atheros, the proposed Merger, the persons soliciting proxies in connection with the proposed Merger on behalf of Atheros and the interests of those persons in the proposed Merger and related matters. Atheros intends to mail the proxy statement to its stockholders as soon as practicable. Investors and stockholders will be able to obtain a copy of the proxy statement (when available) and other documents filed by Atheros with the SEC free of charge at the Web site maintained by the SEC at http://www.sec.gov. In addition, documents filed with the SEC by Atheros are available free of charge by contacting Atheros Investor Relations (David Allen, 408-830-5762).

Participants in Solicitation

Atheros, and its directors, executive officers, and employees may be deemed to be participants in the solicitation of proxies from the Atheros stockholders in connection with the proposed Merger and related items. Information regarding the directors and executive officers of Atheros and their ownership of Atheros stock is set forth in Atheros’ proxy statement for Atheros’ 2010 annual meeting of stockholders, which was filed with the SEC on April 7, 2010. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, and a description of their direct and indirect interests in the proposed transaction, which may differ from the interests of Atheros stockholders generally, will be set forth in the proxy statement to be filed in connection with the proposed Merger. Investors may obtain additional information regarding the interests of those participants by reading the proxy statement when it becomes available.

Note on Forward-Looking Statements

Certain statements in this filing including, but not limited to, statements regarding the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the parties’ ability to complete the transaction considering the various closing conditions, including any conditions related to regulatory approvals; any statements of the plans, strategies and objectives of management for future operations; any statements regarding product development, product extensions, product integration or product marketing; and any statements of assumptions underlying any of the foregoing, are forward-looking statements within the meaning of the Private Securities Reform Act of 1995 that are subject to risks and uncertainties that could cause results to be materially different than expectations. Such risks and uncertainties include, but are not limited to, the risk that we will not realize the anticipated benefits of the proposed merger; that the merger will not be consummated; failure to receive regulatory approval for the acquisition; failure to obtain the approval of the Atheros stockholders; risks associated with acquisitions generally, including the ability to successfully integrate technologies, employees and operations; diversion of management’s attention and retaining key employees; and other risks detailed from time to time in the reports Atheros files with the Securities and Exchange Commission including Atheros’ Form 10-K for the year ended December 31, 2009 and Form 10-Q for the quarter ended September 30, 2010. Copies of reports Atheros filed with the SEC are posted on its Web site and are available from Atheros without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, Atheros disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

Item 8.01.	Other Events.

On January 5, 2011, Atheros and QUALCOMM issued a joint press release announcing the signing of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 5, 2011, by and among the Registrant, QUALCOMM Incorporated, a Delaware corporation, and T Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of QUALCOMM.

99.1	Press release dated January 5, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2011

ATHEROS COMMUNICATIONS, INC.

By:	/S/ ADAM TACHNER
Adam Tachner
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 5, 2011, by and among the Registrant, QUALCOMM Corporation, a Delaware corporation, and T Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of QUALCOMM.

99.1	Press release dated January 5, 2011.

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